SUPPLEMENT DATED NOVEMBER 1, 1998
        TO THE PROSPECTUS DATED MAY 1, 1998 OF
                  CARILLON FUND, INC.



Effective November 1, 1998, the prospectus for Carillon Fund,
Inc. dated May 1, 1998 is amended by including as a part thereof the following information:

The description of portfolio managers under the section entitled
"THE FUND AND ITS MANAGEMENT - Investment Adviser" is hereby revised as follows:

Gary R. Rodmaker and Michael J. Schultz are primarily responsible for the day-to-day management of the Bond Portfolio. Mr. Rodmaker is the Corporate Bond Portfolio Manager of the Adviser and has been affiliated with the Adviser and Union Central since 1989. He has also been primarily responsible for the day-to-day management of the S&P 500 Index Portfolio since its inception in December, 1995, and, along with Michelle E. Stevens, of the Capital Portfolio since May 1, 1998.

Mr. Schultz is the Mortgage-backed Securities Portfolio Manager of the Adviser and has been affiliated with the Adviser and Union
Central as a portfolio manager since 1992.












1998 reg. statement a:portmgr.sti
10/13/98